                                                             EXHIBIT 99 (h)(1)







                        NAB EXCHANGEABLE PREFERRED TRUST

                              U.S.$
                                   -------------

                TRUST UNITS EXCHANGEABLE FOR PREFERENCE SHARES-SM-

                               PURCHASE AGREEMENT














Dated: September __, 1998








----------
-SM-Service Mark of Merrill Lynch & Co., Inc.

                                Table of Contents


                                                                                               Page
                                                                                               ----
SECTION 1. Representations and Warranties........................................................5
         (a)      Representations and Warranties by the Trust....................................5
                  (i)      Compliance with Registration Requirements.............................5
                  (ii)     Independent Accountants...............................................6
                  (iii)    Financial Statement...................................................6
                  (iv)     No Material Adverse Change in Business................................7
                  (v)      Good Standing of the Trust; No Subsidiaries...........................7
                  (vi)     Registration Under the 1940 Act.......................................7
                  (vii)    Outstanding TrUEPrS...................................................7
                  (viii)   Authorization of Agreement............................................7
                  (ix)     Authorization and Description of the TrUEPrS..........................7
                  (x)      Authorization of Fundamental Agreements...............................8
                  (xi)     Compliance with Acts..................................................8
                  (xii)    Description of Trust Agreement and Fundamental Trust Agreements.......8
                  (xiii)   Absence of Defaults and Conflicts.....................................8
                  (xiv)    Absence of Proceedings................................................9
                  (xv)     No Investment Restrictions, etc......................................10
                  (xvi)    Exhibits.............................................................10
                  (xvii)   Absence of Further Requirements......................................10
                  (xviii)  Possession of Licenses and Permits...................................10
                  (xix)    Title to Property....................................................10
         (b)      Representations and Warranties by the Company.................................11
                  (i)      Compliance with Registration Requirements............................11
                  (ii)     Incorporated Documents...............................................12
                  (iii)    Financial Statements.................................................12
                  (iv)     No Material Adverse Change in Business...............................12
                  (v)      Existence of the Company.............................................13
                  (vi)     Existence of Significant Subsidiaries................................13
                  (vii)    Capitalization.......................................................13
                  (viii)   Authority............................................................14
                  (ix)     Execution and Delivery of Underwriting Agreements....................14
                  (x)      Execution and Delivery of the Other Fundamental Company
                           Documents............................................................14
                  (xi)     Absence of Defaults and Conflicts....................................15
                  (xii)    Absence of Proceedings...............................................15
                  (xiii)   Exhibits.............................................................16
                  (xiv)    Absence of Further Requirements......................................16
                  (xv)     Possession of Licenses and Permits...................................16
                  (xvi)    Compliance with Cuba Act.............................................17
                  (xvii)   Investment Company Act...............................................17
         (c)      Officer's Certificates........................................................17



SECTION 2. Sale and Delivery to Underwriters; Closing...........................................17
         (a)      Initial Securities............................................................17
         (b)      Option Securities.............................................................17
         (c)      Payment.......................................................................18
         (d)      Denominations; Registration...................................................18

SECTION 3. Covenants............................................................................19
         (a)      Covenants of the Trust........................................................19
                  (i)      Compliance with Securities Regulations and Commission
                           Requests.............................................................19
                  (ii)     Filing of Amendments.................................................19
                  (iii)    Delivery of Trust Registration Statement.............................19
                  (iv)     Delivery of Trust Prospectus.........................................20
                  (v)      Continued Compliance with Securities Laws............................20
                  (vi)     Blue Sky Qualifications..............................................20
                  (vii)    Rule 158.............................................................21
                  (viii)   Use of Proceeds......................................................21
                  (ix)     Listing..............................................................21
                  (x)      Reporting Requirements...............................................21
         (b)      Covenants of the Company......................................................21
                  (i)      Compliance with Securities Regulations and Commission
                           Requests.............................................................21
                  (ii)     Filing of Amendments.................................................22
                  (iii)    Delivery of Registration Statements..................................22
                  (iv)     Delivery of Prospectuses.............................................22
                  (v)      Continued Compliance with Securities Laws............................22
                  (vi)     Blue Sky Qualifications..............................................23
                  (vii)    Rule 158.............................................................23
                  (viii)   Use of Proceeds......................................................23
                  (ix)     Listing..............................................................23
                  (x)      Restriction on Sale of Securities....................................23
                  (xi)     Reporting Requirements...............................................24

SECTION 4. Payment of Expenses..................................................................24
         [(a)     Expenses......................................................................24
         (b)      Termination of Agreement......................................................25

SECTION 5. Conditions of Underwriters' Obligations..............................................25
         (a)      Effectiveness of Registration Statements......................................25
         (b)      Opinions of Counsel for Trust, etc............................................25
         (c)      Opinions of Counsel for Company, etc..........................................26
         (d)      Opinion of Counsel for Underwriters...........................................26
         (e)      Trustee's Certificate.........................................................26
         (f)      Company Officers' Certificate.................................................26
         (g)      Company Accountant's Comfort Letter...........................................27
         (h)      Bring-down Comfort Letter.....................................................27
         (i)      Rating........................................................................27


         (j)      No Objection..................................................................27
         (k)      Fundamental Agreements........................................................27
         (l)      Approval of Listing...........................................................28
         (m)      Conditions to Purchase of Option Securities...................................28
                  (i)      Trustee's Certificate................................................28
                  (ii)     Company Officers' Certificate........................................28
                  (iii)    Opinions of Counsel for Trust, etc...................................28
                  (iv)     Opinions of Counsel for Company, etc.................................28
                  (v)      Opinions of Counsel for Underwriters.................................28
                  (vi)     Bring-down Comfort Letter............................................29
                  (vii)    Ratings..............................................................29
         (n)      Additional Documents..........................................................29
         (o)      Termination of Agreement......................................................29

SECTION 6. Indemnification......................................................................29
         (a)      Indemnification  of Underwriters for Company  Registration
                  Statement and Prospectus and ADR Registration Statement and
                  Prospectus....................................................................29
         (b)      Indemnification of Underwriters for Trust Registration
                  Statement and Prospectuses....................................................31
         (c)      Indemnification of Trust and Company and Their Directors and
                  Officers......................................................................32
         (d)      Actions against Parties; Notification.........................................32

SECTION 7. Contribution.........................................................................33

SECTION 8. Representations, Warranties and Agreements to Survive Delivery.......................34

SECTION 9. Termination of Agreement.............................................................35
         (a)      Termination; General..........................................................35
         (b)      Liabilities...................................................................35

SECTION 10. Default by One or More of the Underwriters..........................................35

SECTION 11. Notices.............................................................................36

SECTION 12. Parties.............................................................................36

SECTION 13. GOVERNING LAW AND TIME..............................................................37

SECTION 14. Consent to Jurisdiction.............................................................37

SECTION 15. Judgement Currency..................................................................37

SECTION 16. Effect of Headings..................................................................37

SCHEDULE A......................................................................................39


                        NAB EXCHANGEABLE PREFERRED TRUST

                                 ---------------

         TRUST UNITS EXCHANGEABLE FOR PREFERENCE SHARES-SM- ("TrUEPrS-SM-")

                               PURCHASE AGREEMENT


September __, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
 as Representatives of the several Underwriters

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

    NAB Exchangeable Preferred Trust, a Delaware business Trust (the "Trust") and National Australia Bank Limited (A.C.N. 004 044 937), a corporation organized under the laws of the State of Victoria, Commonwealth of Australia (the "Company"), confirm their respective agreements with each other and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc. are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective Trust Units Exchangeable for Preference Shares-SM- of the Trust (the "Initial Securities") set forth in said Schedule A, and (ii)

--------------
-SM- Service mark of Merrill Lynch & Co., Inc.

the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of ___________ additional TrUEPrS to cover over-allotments, if any (the "Option Securities"). The Initial Securities and the Option Securities are hereinafter called, collectively, the "TrUEPrS".

    The TrUEPrS will be issued pursuant to an Amended and Restated Trust Agreement, dated as of September 10, 1998, among the trustees of the Trust (the "Trustees"), Samir A. Gandhi, as depositor, ML IBK Positions ("ML IBK Positions"), as sponsor, the depositor and the holders of TrUEPrS from time to time (the "Trust Agreement"). The Trust has issued four thousand TrUEPrS to ML IBK Positions pursuant to the TrUEPrS Subscription Agreement, dated September 10, 1998, between the Trust and ML IBK Positions (the "TrUEPrS Subscription Agreement") in consideration of a purchase price of $100,000 in satisfaction of the requirements of Section 14(a)(1) of the 1940 Act (as herein defined).

    Upon the occurrence of an Exchange Event (as defined in the Trust Agreement), each TrUEPrS will be exchangeable for American Depositary Receipts ("ADRs") evidencing one American Depositary Share ("ADS") representing two fully paid, non-cumulative preference shares, liquidation preference U.S. $12.50 per share, of the Company (a "Preference Share") with a quarterly non-cumulative dividend payable at the annual rate of ___%, provided that, if the Exchange Event is the redemption, reduction of capital followed by redemption or buy-back of the Preference Shares for cash, each TrUEPrS will be exchangeable for U.S. $25.00 plus the accrued dividends for the then current quarterly dividend period.

    The ADRs, the ADSs and the Preference Shares exchangeable for the TrUEPrS are hereinafter called the "Company Securities" and the TrUEPrS and the Company Securities are hereinafter called the "Securities." The ADRs will be issued pursuant to a Deposit Agreement, dated as of ______, 1998, between the Company and The Bank of New York, as depositary (the "Deposit Agreement").

    The Trust and the Company understand that the Underwriters propose to make a public offering of the TrUEPrS as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

    The Trust has filed with the Securities and Exchange Commission (the "Commission") (i) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company; and (ii) a registration statement on Form N-2 relating to the TrUEPrS (File Nos. 333-60719 and 811-08939), for the registration of the TrUEPrS under the Securities Act of 1933, as amended (the "1933 Act") and Pre-Effective Amendments Nos. 1 and 2 thereto, including the related preliminary prospectus or prospectuses relating to the offering of the TrUEPrS (the "Trust Registration Statement"). Promptly after execution and delivery of this Agreement, the Trust will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (h) of Rule 497 ("Rule 497 (h)") of the 1933 Act Regulations or (ii) if the Trust has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Trust Term Sheet") in accordance with the provisions of Rule 434 and Rule 497(h). The information included in any such prospectus or in any such Trust Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Any prospectus relating to the offering and sale of the TrUEPrS used before such registration statement became effective, and any prospectus relating to the Trust Registration Statement that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "Trust preliminary prospectus." Such registration statement (as so amended), including the exhibits thereto and schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called a "Trust Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations relating to the Trust Registration Statement is herein referred to as a "Trust Rule 462(b) Registration Statement," and after such filing the term "Trust Registration Statement" shall include the Trust Rule 462(b) Registration Statement. The final prospectus relating to the offering and sale of the TrUEPrS, excluding any Company Prospectus (as defined below) attached thereto, in the forms first furnished to the Underwriters for use in connection with the offering of the TrUEPrS are herein called the "Trust Prospectus." If Rule 434 is relied on, the term "Trust Prospectus" shall refer to the preliminary Trust Prospectus dated September 15, 1998 together with the applicable Trust Term Sheet and all references in this Agreement to the date of such Trust Prospectus shall mean the date of the applicable Trust Term Sheet. For purposes of this Agreement, all references to the Trust Registration Statement, any Trust preliminary prospectus, the Trust Prospectus or any Trust Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

    The Company has filed with the Commission a registration statement on Form
F-3 (File No. 333-   ) for the registration of the Company Securities under the
1933 Act, and Pre-Effective Amendment No. 1 thereto, including the related preliminary prospectus or prospectuses (the "Company Registration Statement"). Each prospectus relating to the Company Securities deliverable upon exchange of the TrUEPrS used before such registration statement (as so amended) became effective, in each case excluding any Trust preliminary prospectus attached thereto, is herein called a "Company preliminary prospectus." Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A of the rules and regulations of the Commission under the 1933 Act Regulations and Rule 424(b) or (ii) if the Company has elected to rely upon Rule 434, prepare and file a term sheet (a "Company Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such form of prospectus or in any such Company Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." The Company Prospectus used before such registration statement became effective, and any prospectus relating to the Company Registration Statement that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "Company preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called a "Company Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations relating to the Company Registration Statement is herein referred to as a "Company Rule 462(b) Registration Statement," and after such filing the term "Company Registration Statement" shall include the Company Rule 462(b) Registration Statement. The final Form of Company Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the 1933 Act, but excluding any Trust Prospectus attached thereto, in the form first furnished to the Underwriters for use in connection with the offering of the TrUEPrS is herein called the "Company Prospectus." If Rule 434 is relied on, the terms "Company Prospectus" shall refer to the Company preliminary prospectus dated September 15, 1998, together with any Company Term Sheet and all references in this Agreement to the date of such Prospectus shall mean the date of the applicable Company Term Sheet.

    The Company has filed with the Commission a registration statement on Form F-6 and a related prospectus for the registration under the 1933 Act of the ADSs evidenced by the ADRs. Such registration statement and prospectus, at the time such registration statement became effective, in each case as then amended, are hereinafter called the "ADR Registration Statement" and the "ADR Prospectus," respectively.

    All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Company Registration Statement, any Company preliminary prospectus or the Company Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Company Registration Statement, any Company preliminary prospectus or the Company Prospectus, as the case may be; and shall be deemed to exclude all financial statements and schedules and other information which are included in any Trust preliminary prospectus or the Trust Prospectus which is attached to any Company preliminary prospectus or Company Prospectus; and all references in this Agreement to amendments or supplements to the Company Registration Statement, any Company preliminary prospectus or the Company Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Company Registration Statement, such Company preliminary prospectus or the Company Prospectus, as the case may be.

    The Trust Prospectus, the Company Prospectus and the ADR Prospectus are herein called individually a "Prospectus" and collectively the "Prospectuses"; the Trust preliminary prospectus and the Company preliminary prospectus are herein called individually a "Preliminary Prospectus" and collectively the "Preliminary Prospectuses"; and the Trust Registration Statement, the Company Registration Statement and the ADR Registration Statement are called individually a "Registration Statement" and collectively the "Registration Statements."

    Each Trust preliminary prospectus will be accompanied by the then current Company preliminary prospectus and each Trust Prospectus will be accompanied by the then current Company Prospectus. No Company preliminary prospectus or Company Prospectus will be separately distributed by the Trust, the Company or the Underwriters.

    Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Registration Statement.

    SECTION 1. Representations and Warranties.

    (a) Representations and Warranties by the Trust. The Trust represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

         (i) Compliance with Registration Requirements. Each of the Trust Registration Statement and any Trust Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Trust Registration Statement or any Trust Rule 462(b) Registration Statement pursuant to Section 8(d) of the 1933 Act, or order pursuant to Section 8(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), has been issued and no proceedings for either such purpose have been instituted or are pending or, to the knowledge of the Trust or the Company, are contemplated by the Commission, and any request on the part of the Commission for, additional information has been complied with.

         At the respective times the Trust Registration Statement, any Trust Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Notification, the Trust Registration Statement, the Trust Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1940 Act and the rules and regulations of the Commission under the 1940 Act (the "1940 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Trust Prospectus nor any amendments or supplements thereto, at the time the Trust Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Trust will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Trust Registration Statement (or any amendments thereto) or the Trust Prospectus (or any amendments or supplements thereto) made in reliance upon and in conformity with information furnished to the Trust in writing by the Underwriters through Merrill Lynch expressly for use in the Trust Registration Statement (or any amendments thereto) or Trust Prospectus (or any amendments or supplements thereto).

         Each Trust preliminary prospectus and the prospectus relating to the offering of the TrUEPrS filed as part of the Trust Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497(h) under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and the 1940 Act Regulations, and, if applicable, each Trust preliminary prospectus and the Trust Prospectus delivered to the Underwriters for use in connection with the offering of the TrUEPrS was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (ii) Independent Accountants. The accountants who certified certain financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iii) Financial Statement. The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated; said financial statement has been prepared in conformity with generally accepted accounting principles.

         (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Trust Registration Statement, and the Trust Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management, investment objectives or investment policies of the Trust or on the ability of the Trust to perform its obligations under this Agreement, any Fundamental Trust Agreement (as defined herein) or the other agreements or instruments contemplated by this Agreement or the Trust Registration Statement, whether or not arising in the ordinary course of business (a "Material Adverse Trust Effect") and (B) there have been no transactions entered into by the Trust, other than those in the ordinary course of business, which are material with respect to the Trust.

         (v) Good Standing of the Trust; No Subsidiaries. The Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Act with power and authority to own its properties and to conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Fundamental Trust Agreements, the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust has no subsidiaries.

         (vi) Registration Under the 1940 Act. The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the 1940 Act. No order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust, except in accordance with the provisions of the 1940 Act.

         (vii) Outstanding TrUEPrS. All of the outstanding TrUEPrS have been duly and validly authorized and issued and are fully paid and non-assessable undivided beneficial interests in the assets of the Trust; and the form of certificate used to evidence the TrUEPrS is in due and proper form and complies with all provisions of applicable law.

         (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Trust. The performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the Trust Registration Statement (including the issuance and sale of the TrUEPrS and the use of the proceeds from the sale of the TrUEPrS as described in the Trust Prospectus under the caption "Use of Proceeds and Collateral Arrangements") and compliance by the Trust with its obligations under this Agreement have been duly authorized by the Trust.

         (ix) Authorization and Description of the TrUEPrS. The TrUEPrS have been duly authorized by the Trust for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the purchase price therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the TrUEPrS conform to all statements relating thereto contained in the Trust Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the TrUEPrS will be subject to personal liability by reason of being such a holder; and the issuance of the TrUEPrS is not subject to the preemptive or other similar rights of any securityholder of the Trust.

         (x) Authorization of Fundamental Trust Agreements. Each of the Administration Agreement, to be dated ______ , 1998, between the Trust and The Bank of New York as administrator, the Custodian Agreement, dated September 10, 1998, between the Trust and The Bank of New York as custodian, the Paying Agent Agreement, to be dated ______, 1998, between the Trust and The Bank of New York as paying agent, the Expense and Indemnity Agreement, to be dated _____, 1998, among the Trust, the U.K. Company and the NAB Affiliate, the Debt Security Subscription Agreement, dated ______, 1998, between the Trust and Cuzzano (UK) Company (the "U.K. Company") (the "Debt Securities Subscription Agreement"), the TrUEPrS Subscription Agreement, dated September 10, 1998, between the Trust and ML IBK Positions, Inc. (the "TrUEPrS Subscription Agreement"), the Trust Reimbursement Agreement, dated _______ , 1998, between the Trust and Merrill Lynch, the ADS Security and Pledge Agreement, dated ______, 1998, among the Trust, the U.K. Company, Cuzzano (Investments) Limited (the "Jersey Subsidiary") and The Bank of New York, as collateral agent (the "Collateral Agent") (the "ADS Security and Pledge Agreement"), the Jersey Preference Shares Security and Pledge Agreement, dated _______, 1998, among the Trust, the U.K. Company and the Collateral Agent (the "Jersey Preference Shares Security and Pledge Agreement," and together with the ADRs Security and Pledge Agreement, the "Security and Pledge Agreements"), the ADSs Purchase Contract, dated _________, 1998, between the Trust and the Jersey Subsidiary, and the License Agreement, dated _______, 1998, between the Trust and the Company (the "License Agreement") (such agreements are collectively referred to herein as the "Fundamental Trust Agreements"), has been duly authorized by the Trust and, at the Closing Time, will have been duly executed and delivered by the Trust and (assuming the due authorization, execution and delivery by the other parties thereto) will constitute a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (xi) Compliance with Acts. The Trust Agreement and the Fundamental Trust Agreements comply with any and all applicable provisions of the 1933 Act and the 1940 Act, and all approvals of such documents required under the 1940 Act by the holders of the TrUEPrS and the Trustees have been obtained and are in full force and effect.

         (xii) Description of Trust Agreement and Fundamental Trust Agreements. The Trust Agreement and the Fundamental Trust Agreements will conform in all material respects to the respective statements relating thereto contained in the Trust Prospectus and, to the extent forms thereof were filed as exhibits to the Trust Registration Statement, will be in substantially the respective forms so filed.

         (xiii) Absence of Defaults and Conflicts. The execution, delivery and performance by the Trust of this Agreement and each Fundamental Trust Agreement and the consummation of the transactions contemplated herein, therein and in the Trust Registration Statement (including the issuance and sale of the TrUEPrS and any exchange of Company Securities pursuant thereto and the use of the proceeds from the sale of the TrUEPrS as described in the Trust Prospectus under the caption "Use of Proceeds and Collateral Arrangements") and compliance by the Trust with its obligations hereunder, under the TrUEPrS and under each Fundamental Trust Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Trust Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject (collectively, "Agreements and Instruments") (except for such conflicts, breaches, defaults or Trust Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Trust Effect), nor will such action result in any violation of any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over the Trust or any of its assets, properties or operations (other than any state securities or "blue sky" law, statute, rule or regulation, as to which no representation or warranty is made), or any applicable judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties (except for such violations of any law, statute, rule, regulation, judgment, order, writ or decree that would not result in a Material Adverse Trust Effect). As used herein, a "Trust Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Trust (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust.

         (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending with respect to which the Trust has received service of process, or, to the knowledge of the Trust, threatened, against or affecting the Trust, which is required to be disclosed in the Trust Registration Statement or the Trust Prospectus (other than as disclosed therein), or which might, individually or in the aggregate, reasonably be expected to result in a Material Adverse Trust Effect, or which might, individually or in the aggregate, reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the Fundamental Trust Agreements (including the issuance and sale of the TrUEPrS and any exchange of Company Securities pursuant thereto) or the performance by the Trust of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings (with respect to which the Trust has received service of process) to which the Trust is a party or of which any of its property or assets is the subject which are not described in the Trust Registration Statement or the Trust Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Trust Effect.

         (xv) No Investment Restrictions, etc. There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

         (xvi) Exhibits. There are no contracts or documents which are of a character required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits thereto which have not been so described or filed as required.

         (xvii) Absence of Further Requirements. No declaration or filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the Trust to own and use its assets and to conduct its business in the manner described in the Trust Prospectus or for the performance by the Trust of its obligations under this Agreement, the Trust Agreement or any Fundamental Trust Agreement or the consummation by the Trust of the transactions contemplated herein or therein (including the issuance and sale of the TrUEPrS, any delivery of Company Securities pursuant thereto and the use of the proceeds from the sale of the TrUEPrS as described in the Trust Prospectus under the caption "Use of Proceeds and Collateral Arrangements"), except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations, the 1940 Act or the 1940 Act Regulations or state securities laws.

         (xviii) Possession of Licenses and Permits. The Trust possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Trust is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Trust Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Trust Effect; and the Trust has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Trust Effect.

         (xix) Title to Property. The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Trust Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

    (b) Representations and Warranties by the Company. The Company represents and warrants to each of the Underwriters and the Trust as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each of the Underwriters and the Trust, as follows:

         (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form F-3 under the 1933 Act. Each of the Company Registration Statement and any Company Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Company Registration Statement or any Company Rule 462(b) Registration Statement pursuant to Section 8(d) of the 1933 Act has been issued and no proceedings for either such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Company Registration Statement, any Company Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, the Company Registration Statement, the Company Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Company Prospectus nor any amendments or supplements thereto, at the time the Company Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any additional Company Securities are issued, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Company Registration Statement (or any amendments thereto) or the

    Company Prospectus (or any amendments or supplements thereto) made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters through Merrill Lynch expressly for use in the Company Registration Statement (or any amendments thereto) or Company Prospectus (or any amendments or supplements thereto).

         Each Company preliminary prospectus and the Company Prospectus filed pursuant to Rule 424(b) under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations.

         The ADR Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the ADR Registration Statement pursuant to Section 8(d) of the 1933 Act has been issued and no proceedings for either such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. At the time the ADR Registration Statement and any post-effective amendments thereto became effective, the ADR Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the ADR Prospectus nor any amendments or supplements thereto, at the time the ADR Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any additional ADSs are issued, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Company Registration Statement and the Company Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations").

         (iii) Financial Statements. The financial statements included in the Company Registration Statement and the Company Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated therein and the results of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified therein; said financial statements have been prepared in conformity with accounting principles generally accepted in Australia ("A-GAAP") and, where specifically stated in the Company Registration Statement and the Company Prospectus, have been reconciled to generally accepted accounting principles in the United States, in each case applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Company Registration Statement present fairly in accordance with A-GAAP and the applicable regulations of the Commission the information required to be stated therein. The selected financial data, the summary financial information included in the Company Prospectus present fairly the information shown therein and, except as otherwise stated therein, have been compiled on an accounting basis consistent with that of the audited financial statements included in the Company Registration Statement.

         (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, except as otherwise stated or contemplated therein,
    (A) there has been no material adverse change or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Company Effect") and (B) there has been no dividend or distribution of any kind declared, paid or made by the Company on, or repurchase of shares of, any class of its capital stock.

         (v) Existence of the Company. The Company has been duly incorporated, is existing as a corporation under the laws of the State of Victoria, Commonwealth of Australia, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement or any other agreement or instrument contemplated by this Agreement or the Registration Statements; and the Company is duly registered or qualified as a foreign corporation to transact business in each other jurisdiction, domestic or foreign, in which such registration or qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so register or qualify would not have a Material Adverse Company Effect.

         (vi) Existence of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X), (each, a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries") has been duly incorporated and is existing under applicable law, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to have such power and authority or to so qualify could not reasonably be expected to result in a Material Adverse Company Effect; except as otherwise disclosed in the Registration Statements, all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary. For purposes of this Agreement, a "Significant Subsidiary" shall mean the Distribution Trust, the USLLC, any NAB Borrower and the NAB Affiliate.

         (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Company Prospectus under the caption "Capitalization"

    (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, dividend and reinvestment plans or employee benefit plans referred to in the Company Prospectus or pursuant to the exercise of convertible securities or options referred to in the Company Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company;

         (viii) Preference Shares. The Preference Shares, when issued and delivered in connection with the payment by the Jersey Subsidiary to the Company in consideration for the issuance by the Depositary to the Jersey Subsidiary of ADSs pursuant to the terms of the ADSs Subscription Agreement, dated September__, 1998 (the "ADSs Subscription Agreement"), between the Company and the Jersey Subsidiary, will be validly issued and fully paid, will not subject the holder thereof to any personal liability to the Company or to the creditors of the Company, will not be subject to preemptive or other similar rights and will conform in all material respects to all statements relating thereto in the Prospectuses.

         (ix) Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforcement may be sought in a proceeding at law or in equity); upon issuance by the Depositary of the ADSs against the deposit of Preference Shares in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified in the Deposit Agreement; and the ADSs and the Deposit Agreement conform to the descriptions thereof contained in the Company Prospectus;

         (x) Authority. Each of the Company and the Significant Subsidiaries has duly authorized the execution and delivery by it of, and has full right, power and authority to enter into and perform its obligations under, the Fundamental Trust Agreements to which it is a party, the Deposit Agreement, the Jersey Subscription Agreement, the other agreements and instruments contemplated by this Agreement or the Registration Statements to which it is a party and, in the case of the Company, this Agreement (collectively, the "Fundamental Company Documents").

         (xi) Execution and Delivery of Underwriting Agreement. This Agreement and has been duly authorized, executed and delivered by the Company.

         (xii) Execution and Delivery of the Other Fundamental Company Documents. At the Closing Time, each Fundamental Company Document (other than this Agreement) will have been duly executed and delivered by the Company and/or the Significant Subsidiary which is a party thereto and (assuming the due authorization, execution and delivery by the other parties thereto) will constitute a valid and binding agreement of the Company and/or such Significant Subsidiary, as the case may be, enforceable against the Company and/or such Significant Subsidiary, as the case may be, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforcement may be sought in a proceeding at law or in equity).

         (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which it or any of them may be bound, or to which any of their property or assets subject, which defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Company Effect; and the execution, delivery and performance of this Agreement and the other Fundamental Company Documents and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage loan agreement, note, lease or any other agreement or instrument to which the Company or any of its subsidiaries is bound, nor will such action result in any violation of the provisions of the Constitution of the Company or any law, administrative regulation or administrative or court decree (other than any such conflicts, breaches, defaults, liens, charges, encumbrances or violations that could not reasonably be expected to result in a Material Adverse Company Effect.)

         (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending with respect to which the Company has received service of process, or, to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party or of which any of their property is subject, which is required to be disclosed in the Company Registration Statement or the Company Prospectus (other than as disclosed therein), or which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Company Effect.

         (xv) Absence of Further Requirements. To the best of the Company's knowledge, no declaration or filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the execution, delivery or performance by the Company or any of its Significant Subsidiaries, as the case may be, of this Agreement or the Fundamental Company Documents, or the consummation by the Company of the transactions contemplated herein or therein, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required by the Reserve Bank of Australia or Australian Prudential Regulation Authority and
    (iii) such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make which, individually or in the aggregate, will not have a Material Adverse Company Effect or will not affect the validity of the Company Securities or the rights of the holders thereof or prevent or delay the consummation of the transactions contemplated herein or in the Company Registration Statement.

         (xvi) Possession of Licenses and Permits. The Company and its subsidiaries (a) possess such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now conducted by them, (b) all such Governmental Licenses are valid and in full force and effect and (c) the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply or to be in full force and effect could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Company Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Company Effect.

         (xvii) Compliance with Cuba Act. The Company and its subsidiaries have complied with, and are and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or are exempt therefrom.

         (xviii) Investment Company Act. The Company is exempt from the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to Rule 3a-6 promulgated under the 1940 Act.

    (c) Officer's Certificates. Any certificate signed by any officer of the Trust, the Company or any of the Company's subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

    (d) Representations and Warranties by the Underwriters. Each Underwriter represents and warrants to the Company and the Trust, and agrees with the Company and the Trust, as follows:

         (i) it will comply with all applicable laws and regulations, and make or obtain all necessary filings, consents or approvals, in each jurisdiction outside the United States in which such Underwriter purchases, offers, sells or delivers TrUEPrS or Company Securities (including, without limitation, any applicable requirements relating to the delivery of the Trust Prospectus, the Company Prospectus or the ADR Prospectus, in each case in preliminary or final form).

         (ii) it (A) has not (directly or indirectly) offered for subscription or purchase or issued invitations to subscribe for or buy, nor has it sold any TrUEPrS or Company

    Securities; (B) will not (directly or indirectly) offer for subscription or purchase or issue invitations to subscribe for or buy or sell any TrUEPrS or Company Securities; and (C) has not distributed and will not distribute any draft or definitive offering memorandum, advertisement or other offering material, in each case in the Commonwealth of Australia and its territories or possessions (collectively, "Australia") or to any resident of Australia (including corporations and other entities organized under the laws of Australia but not including a permanent establishment of such Australian corporations or other entities located outside Australia).

         (iii) in connection with each sale of TrUEPrS or Company Securities to any foreign branch of an Australian resident company, it will obtain a certificate from such branch that any funds used by such foreign branch to purchase such TrUEPrS or Company Securities will be obtained from non-Australian sources.

         (iv) (A) it has not offered or sold and, prior to the expiry of the period of six months following the closing date, will not offer or sell any TrUEPrS or Company Securities in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business, and otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the TrUEPrS and the Company Securities in, from or otherwise involving the United Kingdom; and (C) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue and sale of the TrUEPrS or Company Securities to a person who is of the kind described in Article 11(3) of the Financial Services Act 1996 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document might otherwise lawfully be issued or passed on.

    SECTION 2. Sale and Delivery to Underwriters; Closing.

    (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price US $25 per TrUEPrS, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

    (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional ___________Option Securities at the price of US $25 per TrUEPrS. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Trust and the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days or less than ___ business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional securities.

    (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by Merrill Lynch and the Trust and the Company, at 9:00 A.M. (Eastern time) on the fifth (sixth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Trust and the Company (such time and date of payment and delivery being herein called "Closing Time").

    In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Merrill Lynch, the Company and the Trust on each Date of Delivery as specified in the notice from Merrill Lynch to the Trust.

    Payment shall be made to the Trust by wire transfer of immediately available funds to a bank account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the TrUEPrS to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

    As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the TrUEPrS will ultimately be invested in the Company Securities, the Trust and the Company hereby agree to pay at Closing Time or any Date of Delivery to the Representatives, for the accounts of the several Underwriters in immediately available funds, US$ ______ for each TrUEPrS purchased by them at the Closing Time or such Date of delivery, as the case may be; provided that such compensation for sales of more than 10,000 TrUEPrS to any single purchase will be US$______ for each TrUEPrS purchase by them.

    At the Closing Time, the Trust and the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by wire transfer of immediately available funds to a bank account designated by Merrill Lynch for the account of the Underwriters.

    (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

    SECTION 3. Covenants.

    (a) Covenants of the Trust. The Trust covenants with each Underwriter as follows:

         (i) Compliance with Securities Regulations and Commission Requests. The Trust, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (A) when any post-effective amendment to the Trust Registration Statement shall become effective, or any supplement to the Trust Prospectus or any amended Trust Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Trust Registration Statement or any amendment or supplement to the Trust Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or of any order preventing or suspending the use of any Trust preliminary prospectus or of any order pursuant to Section 8(e) of the 1940 Act, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Trust will promptly effect the filings necessary pursuant to Rule 497(h) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497(h) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Trust will make every reasonable effort to prevent the issuance of any stop order pursuant to Section 8(d) of the 1933 Act or any order pursuant to
    Section 8(e) of the 1940 Act and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

         (ii) Filing of Amendments. The Trust will give the Representatives and the Company notice of its intention to file or prepare any amendment to the Trust Registration Statement (including any filing under Rule 462(b)), any Trust Term Sheet or any amendment, supplement or revision to either the prospectus included in the Trust Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives and the Company with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives and the Company or their respective U.S. counsel or counsel for the Underwriters shall object.

         (iii) Delivery of Trust Registration Statement. The Trust has furnished or will deliver to the Representatives and the Company and their respective counsel and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives and the Company, without charge, a conformed copy of the Trust Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Trust Registration Statement and each amendment thereto furnished to the Underwriters and the Company will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (iv) Delivery of Trust Prospectus. The Trust has delivered to each Underwriter, without charge, as many copies of each Trust preliminary prospectus as such Underwriter reasonably requested, and the Trust hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Trust will furnish to each Underwriter, without charge, during the period when the Trust Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Trust Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Trust Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (v) Continued Compliance with Securities Laws. The Trust will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and 1940 Act and the 1940 Act Regulations, so as to permit the completion of the distribution of the TrUEPrS as contemplated in this Agreement and the Trust Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the TrUEPrS, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters, the Company or the Trust, to amend the Trust Registration Statement or amend or supplement any Trust Prospectus in order that the Trust Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of any such counsel, at any such time to amend the Trust Registration Statement or amend or supplement any Trust Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or the 1940 Act or the 1940 Act Regulations, the Trust will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Trust Registration Statement or the Trust Prospectus comply with such requirements, and the Trust will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (vi) Blue Sky Qualifications. The Trust will use its best efforts, in cooperation with the Underwriters and the Company, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Trust Registration Statement and any Trust Rule 462(b) Registration Statement; provided, however, that the Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the TrUEPrS have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Trust Registration Statement and any Trust Rule 462(b) Registration Statements.

         (vii) Rule 158. The Trust will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (viii) Use of Proceeds. The Trust will use the net proceeds received by it from the sale of the TrUEPrS in the manner specified in the Trust Prospectus under "Use of Proceeds and Collateral Arrangements".

         (ix) Listing. The Trust will use its best efforts to effect the listing of the TrUEPrS on the New York Stock Exchange (the "NYSE").

         (x) Reporting Requirements. The Trust, during the period when the Prospectuses are required to be delivered under the 1933 Act, the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations and will file all documents required to be filed with the Commission pursuant to the 1940 Act within the time periods required by the 1940 Act and the 1940 Act Regulations.


    (b) Covenants of the Company. The Company covenants with each Underwriter as follows:

         (i) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Company Registration Statement or the ADR Registration Statement shall become effective, or any supplement to the Company Prospectus or the ADR Prospectus or any amended Company Prospectus or ADR Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Company Registration Statement or the ADR Registration Statement or any amendment or supplement to the Company Prospectus or ADR Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the ADR Registration Statement or of any order preventing or suspending the use of any Company preliminary prospectus, or of the suspension of the qualification of the Company Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (ii) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Company Registration Statement (including any filing under Rule 462(b)), the ADR Registration Statement, any Company Term Sheet or any amendment, supplement or revision to either the prospectus included in the Company Registration Statement at the time it became effective or the prospectus in the ADR Registration Statement at the time it became effective or to the Company Prospectus or the ADR Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

         (iii) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Company Registration Statement and the ADR Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, conformed copies of the Company Registration and the ADR Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

         (iv) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each Company preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Company Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Company Prospectus (as amended or supplemented) as such Underwriter may reasonably request.

         (v) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Company Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Company Registration Statement or amend or supplement any Company Prospectus in order that the Company Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Company Registration Statement or amend or supplement any Company Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Company Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (vi) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Company Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Company Registration Statement and any Company Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Company Registration Statement and any Company Rule 462(b) Registration Statements.

         (vii) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (viii) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Company Prospectus under "Use of Proceeds."

         (ix) Listing. The Company will use its best efforts to effect the listing of the ADSs and the Preference Shares on the NYSE.

         (x) Restriction on Sale of Securities. During a period of 30 days from the date of the Prospectuses, the Company will not, without the prior written consent of the

    Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Company Securities or any other preference shares of the Company or any subsidiary thereof or any securities convertible into or exercisable or exchangeable for Company Securities or such other preference shares of the Company or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction (other than the Fundamental Trust Agreements and the Fundamental Company Documents) that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Company Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Company Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Company Securities exchangeable for the TrUEPrS to be sold hereunder.

         (xi) Reporting Requirements. The Company, during the period when the Company Prospectus is required to be delivered under the 1933 Act, the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

    SECTION 4. Payment of Expenses.

    (a) Trust Expenses. The Trust will pay or cause to be paid all expenses incident to the performance of the obligations of the Trust under this Agreement, including (i) the preparation, printing and filing of the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among the Underwriters, the Fundamental Trust Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the TrUEPrS, (iii) the preparation, issuance and delivery of the certificates for the TrUEPrS, including any charges of DTC in connection therewith and any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the TrUEPrS and the transfer of the TrUEPrS between the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Trust, the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust and the Jersey Subsidiary (solely in their capacity as such and not in their capacity as counsel to the Underwriters), (v) the qualification of the TrUEPrS under securities laws in accordance with the provisions of Section 3 hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) any fees payable in connection with the rating of the TrUEPrS, (vii) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Trust Term Sheets and of the Trust Prospectus and any amendments or supplements thereto, (viii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (ix) the fees and expenses of any transfer agent or registrar for the TrUEPrS, (x) the fees and expenses incurred in connection with the listing of the TrUEPrS on the NYSE, (xi) the fees and expenses required to establish the Trust, the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust and the Jersey Subsidiary and to document the transactions to which such parties are a party as contemplated by the Registration Statements (to the extent not paid by the

U.K. Company), (xii) any Australian stamp duty in connection with the execution and delivery of this Agreement, the Fundamental Trust Agreements, the TrUEPrS and any other agreements or instruments contemplated by the foregoing or the Trust Registration Statement, and (xiii) all other reasonable costs and expenses (excluding any out of pocket expenses incurred by the Underwriters) incident to the performance of the obligations of the Trust hereunder which are not otherwise specifically provided for in this Section 4, including without limitation any Australian duties or taxes payable in connection with the issuance, sale and delivery of the TrUEPrS or the execution and delivery of the Fundamental Trust Agreements.

    (b) Company Expenses. The Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including (i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the Fundamental Company Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Company Securities, (iii) the preparation, issuance and delivery of the certificates for the Company Securities, including any charges of DTC in connection therewith and any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Company Securities, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, the Distribution Trust, any NAB Borrower, the USLLC and the NAB Affiliate; (v) the qualification of the Company Securities under securities laws in accordance with the provisions of Section 3 hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of The Bank of New York, as depositary, including the fees and disbursements of counsel for the Depositary in connection with the Deposit Agreement, if any,
(vii) any fees payable in connection with the rating of the Company Securities,
(viii) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Company Term Sheets and of the Company Prospectus and any amendments or supplements thereto, (ix) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (x) the fees and expenses of any transfer agent or registrar for the Company Securities, (xi) the fees and expenses incurred in connection with the listing of the Company Securities on the NYSE, (xii) the fees and expenses required to establish the Distribution Trust and the USLLC and to document the transactions to which the Distribution Trust, any NAB Borrower, the USLLC and the NAB Affiliate are a party as contemplated by the Registration Statements,
(xiii) any Australian stamp duty in connection with the execution and delivery of this Agreement, the Fundamental Company Documents, the Company Securities and any other agreements or instruments contemplated by the foregoing or the Company Registration Statement, and (xiv) all other reasonable costs and expenses (excluding any out of pocket expenses incurred by the Underwriters) incident to the performance of the obligations of the Company hereunder which are not otherwise specifically provided for in this Section 4, including without limitation any Australian duties or taxes payable in connection with the issuance, sale and delivery of the Company Securities or the execution and delivery of the Fundamental Company Documents.

    (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 (other than as a result of a failure of a condition relating to the Trust, the Trust Registration Statement, opinions of counsel to the

Trust, the Trustee Certificate or the failure by any party other than the Company or the NAB Affiliate to execute and deliver any Fundamental Trust Agreement or Fundamental Company Document) or Section 9 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

    SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Trust and the Company contained in Section 1 hereof or in certificates of any officer of the Trust or the Company, any subsidiary of the Company, the U.K. Company, the Jersey Subsidiary, the NAB Affiliate, the Jersey Holding Company, the Jersey Charitable Trust, the Distribution Trust, the USLLC and any NAB Borrower delivered pursuant to the provisions hereof, to the performance by the Trust and the Company in all material respects of its covenants and other obligations hereunder, and to the following further conditions:

    (a) Effectiveness of Registration Statements. The Registration Statements, including any Rule 462(b) Registration Statements, have become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statements shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. Prospectuses containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497(h) and/or Rule 424(b), as applicable, (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Trust or the Company has elected to rely upon Rule 434, a Trust Term Sheet or a Company Term Sheet, as appropriate, shall have been filed with the Commission in accordance with Rule 497(h) or Rule 424(b) respectively.

    (b) Opinions of Counsel for Trust, etc. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Brown & Wood LLP, Richards, Layton & Finger, P.A., Linklaters & Paines and Michael Voisin & Company, U.S. Counsel, Delaware Counsel, U.K. Counsel and Jersey Counsel, respectively, for the Trust, the U.K. Company, the Jersey Subsidiary, the Jersey Holding Company and the Jersey Charitable Trust, in form and substance satisfactory to counsel for the Underwriters.

    (c) Opinions of Counsel for Company, etc. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Mallesons Stephen Jaques, Sullivan & Cromwell and Cameron McKenna, Australian Counsel, U.S. Counsel and U.K. Counsel, respectively, for the Company, the Distribution Trust, the USLLC, any NAB Borrower and the NAB Affiliate, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

    (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Allen Allen & Hemsley and Brown & Wood LLP, Australian Counsel and U.S. Counsel, respectively, for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to such matters as the Representatives may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials

    (e) Opinion of Counsel for The Bank of New York. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Emmet Marvin & Martin, counsel for The Bank of New York, in its capacities as Administrator, Custodian, Paying Agent, Depositary and Collateral Agent, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

    (f) Trustee's Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Trust Prospectus, any material adverse change or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management, investment objectives or investment policies of the Trust or on the ability of the Trust to perform its obligations under this Agreement, any Fundamental Trust Agreement or the other agreements or instruments contemplated by this Agreement or the Trust Registration Statement, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Managing Trustee, dated as of Closing Time, to the effect that (i) there has been no such material adverse change or prospective material adverse change, (ii) the representations and warranties contained in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Trust Registration Statement pursuant to Section 8(d) of the 1933 Act, or order pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission.

    (g) Company Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of an executive officer of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change or prospective material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Company Registration Statement pursuant to Section 8(d) of the 1933 Act has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

    (h) Company Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Company Registration Statement and the Company Prospectus.

    (i) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG Peat Marwick a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

    (j) Rating. At Closing Time, the TrUEPrS shall be rated at least "a1" by Moody's Investor's Service and "A" by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. and the Company shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the TrUEPrS have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review, other than with positive implications, its rating of any of the Company's debt securities or preferred stock.

    (k) No Objection. At or prior to Closing Time, the NASD shall have confirmed that it will not raise any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

    (l) Fundamental Agreements. At Closing Time each Fundamental Trust Agreement and Fundamental Company Document shall have been executed and delivered by all parties thereto, and all of the conditions to the obligations of the parties to the transactions contemplated under "Use of Proceeds and Collateral Arrangements" in the Trust Prospectus, including the parties to each Fundamental Trust Agreement and Fundamental Company Agreement, shall have been satisfied or waived by the parties entitled to the benefit of such conditions shall have been consummated.

    (m) Approval of Listings. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

    (n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Trust and the Company contained herein and the statements in any Company certificates furnished by the Trust or the Company or any subsidiaries of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

         (i) Trustee's Certificate. A certificate, dated such Date of Delivery, of the Managing Trustee confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

         (ii) Company Officers' Certificate. A certificate, dated such Date of Delivery, of an executive officer of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

         (iii) Opinions of Counsel for Trust, etc. The favorable opinions of Brown & Wood LLP, Richards Layton & Finger, P.A., Linklaters & Paines, and Michael Voisin & Co., U.S. Counsel, Delaware Counsel, U.K. Counsel and Jersey Counsel, respectively, for the Trust, the U.K. Company, the Jersey Subsidiary, the Jersey Holding Company and the Jersey Charitable Trust, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

         (iv) Opinions of Counsel for Company, etc. The favorable opinions of Mallesons Stephens Jaques, Sullivan & Cromwell, and Cameron McKenna, Australian Counsel, U.S. Counsel and U.K. Counsel, respectively, for the Company, the Distribution Trust, the USLLC, any NAB Borrower and the NAB Affiliate, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

         (v) Opinions of Counsel for Underwriters. The favorable opinions of Allen Allen & Hemsley and Brown & Wood LLP, Australian Counsel and U.S. Counsel, respectively, for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

         (vi) Opinion of Counsel for The Bank of New York. The favorable opinion of Emmet Marvin & Martin, Counsel for The Bank of New York, in its capacities as Administrator, Custodian, Paying Agent, Depositary and Collateral Agent, dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(e) hereof.

         (vii) Bring-down Comfort Letter. A letter from KPMG Peat Marwick, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (viii) Ratings. At such Date of Delivery, the TrUEPrS shall be rated at least "a1" by Moody's Investor's Service and "A" by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.; and since the Closing Time, there shall not have occurred a downgrading in the rating assigned to any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's debt securities or preferred stock.

    (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all actions taken by the Trust, the Company, the U.K. Company, the Jersey Subsidiary, the Jersey Holding Company, the Jersey Charitable Trust, the NAB Affiliate, the Distribution Trust, the USLLC and any NAB Borrower in connection with the issuance and sale of the Securities and the use of the proceeds therefrom as contemplated hereby and by the Registration Statements shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

    (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7, 14 and 15 shall survive any such termination and remain in full force and effect.

    SECTION 6. Indemnification.

    (a) Indemnification of Underwriters for Company Registration Statement and Prospectus and ADR Registration Statement and Prospectus. The Company agrees to indemnify and hold harmless the Trust, each Underwriter and each person, if any, who controls the Trust or any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement or the ADR Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434

    Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Company preliminary prospectus, the Company Prospectus or the ADR Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or of any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission if such settlement is effected with the prior written consent of the Company; and

         (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by Merrill Lynch), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Trust or any Underwriter through the Representatives expressly for use in the Company Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any Company preliminary prospectus or the Company Prospectus (or any amendment or supplement thereto) and provided further, however, that the Company shall not be liable to any Underwriter or any controlling person thereof in connection with any offering of the Securities under the indemnity agreement in this subsection paragraph (a) to the extent that any such loss, liability, claim, damage and expense of such Underwriter or such controlling person is attributable to any loss, liability, claim, damage and expense of a person to whom such Underwriter sold such Securities to the extent that it shall be established that there was not sent or given, at or prior to the written confirmation of any such sale transaction, a copy of the Company Prospectus or of the Company Prospectus as then amended or supplemented (which was duly delivered to the Underwriter by the Company) in any case where such delivery is required by the 1933 Act.

    (b) Indemnification of Underwriters for Trust Registration Statement and Prospectuses. The Company and the Trust, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statements (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Trust or the Company; and

         (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by Merrill Lynch), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by the Company or any Underwriter through the Representatives expressly for use in the Registration Statements (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto) and provided further, however, that neither the Trust nor the Company shall be liable to any Underwriter or any controlling person thereof in connection with any offering of TrUEPrS under the indemnity agreement in this subsection paragraph (a) to the extent that any such loss, liability, claim, damage and expense of such Underwriter or such controlling person is attributable to any loss, liability, claim, damage and expense of a person to whom such U.S Underwriter sold such Securities, to the extent that it shall be established that there was not sent or given, at or prior to the written confirmation of any such sale transaction, a copy of the Trust Prospectus or of the Trust Prospectus as then amended or supplemented (which was duly delivered to the U.S Underwriter by the Trust or the Company) in any case where such delivery is required by the 1933 Act.

     (c) Indemnification of Trust and Company and Their Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Company, their directors, each of their officers who signed the Trust Registration Statements or the Company Registration Statement, respectively, and each person, if any, who controls the Trust or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsections (a) and (b) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Trust Registration Statements (or any amendment thereto) or in the Company Registration Statement (or any amendment or supplement thereto), as the case may be, including the Rule 430A Information and the Rule 434 Information relating to each, if applicable, or any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto) or any Company preliminary prospectus or any Company Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust or the Company, as the case may be, by such Underwriter through the Representatives expressly for use in the Trust Registration Statements (or any amendment thereto) or in the Company Registration Statement (or any amendment or supplement thereto) or such Trust preliminary prospectus or the U.S. Trust Prospectus (or any amendment or supplement thereto) or any Company preliminary prospectus or any Company Prospectus (or any amendment or supplement thereto), as the case may be.

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate in, or to the extent it shall wish to assume, the defense thereof at its own expense. If it so elects within a reasonably time after receipt of such notice, an indemnifying party may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant in such action, in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth in the next sentence. The indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and the indemnifying party shall not be entitled to assure the defense of such action) if (i) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party pursuant to the preceding sentence within a reasonable time after notice of the election by the indemnifying party to assume the defense of such action or (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Notwithstanding anything in this Agreement to the contrary, in no event shall any indemnified party be entitled to any indemnity or contribution under this Agreement with respect to any settlement of any matter for which indemnity is provided hereunder that is effected without the prior written consent of the indemnifying party.

    SECTION 7. Contribution.

    (a) If the indemnification provided for in Section 6(a), (b) or (c) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by, in the case of the indemnifying party, the Company pursuant to the ADSs Subscription Agreement on the one hand and, in the case of all the indemnified parties, the Underwriters pursuant to this Agreement on the other hand from the offering of the TrUEPrS and the Company Securities pursuant to this Agreement and the ADSs Subscription Agreement, respectively, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of, in the case of the indemnifying party, the Company on the one hand and, in the case of all the indemnified parties, of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the TrUEPrS and the Company Securities pursuant to this Agreement and the ADSs Subscription Agreement, respectively, shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Company Securities pursuant to the ADSs Subscription Agreement (before deducting expenses) received by the Trust and the Company bears to the total underwriting commission received by the Underwriters in respect of the TrUEPrS sold pursuant to this Agreement, as set forth on the cover of the Trust Prospectus, or, if Rule 434 is used, the corresponding location on the Trust Term Sheet.

    The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (b) The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 7(a) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to in Section 7(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any such action or claim.

    Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the TrUEPrS underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

    For purposes of this Section 7, each person, if any, who controls a Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter; (i) each director of the Company, (ii) each officer of the Company who signed the Company Registration Statement, and (iii) each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company; and (i) each officer of the Trust who signed the Trust Registration Statement and (ii) each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Trust. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

    SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Trust or Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Trust or the Company, and shall survive delivery of and payment for the TrUEPrS to the Underwriters.

    SECTION 9. Termination of Agreement.

    (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the financial condition, financial or otherwise, or in the earnings, business affairs or business prospects, management, investment objectives or investment policies of the Trust, or any material adverse change or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or, business affairs of the Company and its subsidiaries considered as one enterprise, in each case whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, the United Kingdom or Australia or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the TrUEPrS or to enforce contracts for the sale of the TrUEPrS, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the NYSE, the London Stock Exchange or the Australian Stock Exchange Limited, or if trading generally on the NYSE or the Australian Stock Exchange Limited has been suspended or disrupted or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either US Federal, New York, Australian or U.K. authorities or (v) if there has been any actual or prospective change in Australian, U.K., Jersey or U.S. tax laws or regulations or any suspension of listing or trading or delisting of the Debt Securities by the Luxembourg Stock Exchange that materially and adversely affects the Securities.

    (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6, 7, 14 and 15 shall survive such termination and remain in full force and effect.

    SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the TrUEPrS which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of TrUEPrS to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of TrUEPrS to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the TrUEPrS to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Trust to sell the relevant Option Securities, as the case may be, the Representatives, the Trust or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statements or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for a Underwriter under this Section 10.

    SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Corporate Syndicate Department; notices to the Company shall be directed to it at 500 Bourke Street, Melbourne, VIC 3000, Australia, attention: Company Secretary; and notices to the Trust shall be directed to it as c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715.

    SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Trust, and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal Representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Trust and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal Representatives, and for the benefit of no other person, firm or corporation. No purchaser of TrUEPrS from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

    SECTION 14. Consent to Jurisdiction. The Company and the Trust agree that any legal suit, action or proceeding brought by any Underwriter or by any person controlling any Underwriter, arising out of or based upon this Agreement may be instituted in any State or Federal court in the Borough of Manhattan, City and State of New York, and, to the fullest extent permitted by law, waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such court in any suit, action or proceeding. The Company has appointed its Executive Vice President and General Manager, Wholesale Financial Services America, acting through its office at 200

Park Avenue, New York, New York 10022, as its authorized agent (the "Authorized Agent") upon which process may be instituted in any State or Federal court in the Borough of Manhattan, City and State of New York by any Underwriter and expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable unless and until a successor authorized agent, located or with an office in the Borough of Manhattan, City and State of New York, shall have been appointed by the Company and such appointment shall have been accepted by such successor authorized agent. The Company represents and warrants that its Executive Vice President, and General Manager, Wholesale Financial Services Americas, has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

    SECTION 15. Judgement Currency. The Trust and the Company hereby agree to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder or under the Securities and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter would have been able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Underwriter had such Underwriter utilized such amount of Judgment Currency to purchase U.S. dollars as promptly as practicable upon such Underwriter's receipt thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Trust and the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include and allowance for any customary or reasonable or premium and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

    SECTION 16. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                Very truly yours,

                                NAB EXCHANGEABLE PREFERRED
                                TRUST


                                By
                                   --------------------------------
                                   Title:

                                NATIONAL AUSTRALIA BANK
                                LIMITED


                                By
                                   --------------------------------
                                   Title:


CONFIRMED AND ACCEPTED,
         as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                         INCORPORATED
A.G. EDWARDS & SONS, INC.
MORGAN STANLEY & CO. INCORPORATED
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SALOMON SMITH BARNEY INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED


By
  --------------------------
  Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A




                                                                                                 Number of
                                                                                               Initial U.S.
                                    Name of Underwriter                                           TrUEPrS
                                    -------------------                                           -------
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated.......................................................
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co., Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney, Inc.

                                                                                                  -------

Total...................................................................................
                                                                                                  -------
                                                                                                  -------






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